SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): January 21, 1999


                            BRAZOS SPORTSWEAR, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   0-18054                   91-1770931
 (STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
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                            4101 FOUNDERS BOULEVARD
                          CINCINNATI, OHIO 45103-2553
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 753-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          ___________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      On January 21, 1999, Brazos Sportswear, Inc., a Delaware corporation (the "Registrant"), filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), a petition for reorganization under Chapter 11 of Title 11 of the United States Code, Case No. 99-142(PJW). The Company's subsidiaries, Brazos Sportswear, L.L.C. (Case No. 99-143(PJW)), Morning Sun, Inc. (Case No. 99-145(PJW)), and Brazos Embroidery, Inc. (Case No. 99-144(PJW)), also filed Chapter 11 petitions with the Bankruptcy Court on January 21, 1999. The Registrant and its subsidiaries are managing their business as debtors-in-possession subject to court approval for certain actions. The Registrant has obtained a debtor-in-possession credit facility consisting of a $62.5 million commitment. See the press release dated January 21, 1999 filed as
Exhibit 99.1 hereto and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


 EXHIBIT NO.                         EXHIBIT
    10.1      Post Petition Loan and Security Agreement dated January 21, 1999.
    99.1      Press Release of Brazos Sportswear, Inc. dated January 21, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         DATED this 26th day of January, 1999.


                                          BRAZOS SPORTSWEAR, INC.


                                          By:   /S/ F. CLAYTON CHAMBERS
                                                F. Clayton Chambers,
                                                Vice President and Chief
                                                Financial Officer